UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

LARSCOM INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12491 (Commission File No.)	94-2362692 (IRS Employer Identification Number)

39745 Eureka Drive
Newark, California 94560
(Address of principal executive offices)

(510) 492-0800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report )

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Index to Exhibits
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On May 3, 2004, Larscom Incorporated issued a press release entitled “LARSCOM INCORPORATED REPORTS FIRST QUARTER 2004 RESULTS”, announcing its first quarter results for the period ended March 31, 2004 and conducted a publicly available conference call discussing those results. The text of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Larscom Incorporated, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2004	LARSCOM INCORPORATED
	By:	/s/ Donald W. Morgan
		Name:	Donald W. Morgan
		Title:	Vice President and Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description
99.1	Press Release issued by Larscom Incorporated on May 3, 2004.